UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               SCHEDULE 14A

        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                           BOL BANCSHARES, INC.
                   _____________________________________
              (Name of Registrant as Specified in Its Charter)

       ____________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:



[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           BOL BANCSHARES, INC.
                          300 St. Charles Avenue
                       New Orleans, Louisiana 70130

                               March 9, 2001


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD APRIL 10, 2001


     You are hereby notified that the Annual Meeting of Shareholders of BOL BANCSHARES, INC. (the "Company") will be held at 300 St. Charles Avenue, 4th Floor, New Orleans, Louisiana, on Tuesday April 10, 2001 at 3:00 p.m. for the following purposes:

     1.   To elect 7 directors to the Board of Directors;

     2. To approve an amendment to BOL Bancshares, Inc. Articles of Incorporation to include a provision to eliminate or limit the personal liability of a director or officer;

     3. To transact such other business as may properly come before the Annual Meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.


     Only holders of Common Stock of record at the close of business on February 23, 2001 are entitled to notice of, and to vote at, the Annual Meeting.

                         BY ORDER OF THE BOARD OF DIRECTORS

                                        Edward J. Soniat
                                        Secretary

                           BOL BANCSHARES, INC.

                              PROXY STATEMENT

                      ANNUAL MEETING OF SHAREHOLDERS
                              APRIL 10, 2001


                            GENERAL INFORMATION


     This Proxy Statement is furnished to the holders of common stock, $1.00 par value per share ("Common Stock"), of BOL BANCSHARES. INC. ("BOL BANCSHARES") in connection with the solicitation of proxies by the Board of Directors (the "Board") of BOL BANCSHARES to be used at the Annual Meeting of Shareholders (the "Annual Meeting"). The Meeting will be held on April 10, 2001 at 3:00 p.m. at 300 St. Charles Avenue, New Orleans, Louisiana.
     The approximate mailing date on which this Proxy Statement, the accompanying proxy card and Annual Report to Stockholders (which is not part of BOL BANCSHARES' soliciting materials) are being mailed is March 9, 2001. The cost of soliciting proxies will be borne by BOL BANCSHARES.
     The proxy solicited hereby, if properly signed and returned to BOL BANCSHARES and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with either G. Harrison Scott or James A. Comiskey, BOL BANCSHARES, INC. 300 St. Charles Avenue, New Orleans, Louisiana 70130; (ii) appearing at the Annual Meeting or and giving notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting or at any adjournment thereof and will not be used for any other meeting.
     Only shareholders of Common Stock of record at the close of business on February 23, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 179,145 shares of Common Stock issued and outstanding and approximately 655 shareholders. Each share of Common Stock is entitled to one vote at the Annual Meeting.
     Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees described in this Proxy Statement. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the Annual Meeting.


                               PROPOSAL ONE

                           ELECTION OF DIRECTORS

     There are currently 7 directors serving on the Board, and 7 directors are to be elected at the Annual Meeting to serve for the year 2001 expiring on the second Tuesday of April, 2002 or until the successors are duly elected and qualified for the transaction of any business.
     In the event that any elected candidate is unable to serve his candidacy, the Board reserves the right to appoint a replacement until the next annual meeting.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS
DIRECTORS.

                EXECUTIVE OFFICERS & PRINCIPAL SHAREHOLDERS

     The following table lists the 7 nominees for director and the age of each, position held, the number of shares of Common and Preferred stock of the Company, the percent thereof beneficially owned by each nominee as of the close of business December 31, 2000 and the principal occupation for the last five years.

                                                                    Principal
                                                                    Occupation
                                                                    For
                        Company Stock Beneficially Owned            Last Five
                                                                    Years
                                Common               Preferred      If Not With
                                                                    The
Name (Age)        Position      Number Percent    Number Percent    Company
                 Held
G. Harrison Scott Director;     58,480 32.64%     104,798 4.55%      N/A
(77)              Chairman of the
                  Board of the
                  Company and the Bank

James A. Comiskey Director;     36,559 20.41%  (1)  101,520 4.41%      N/A
(74)              President of the
                  Company and the Bank

Douglas A.        Director of    2,740 1.53%  (2)  18,537   (*)  President,
Schonacher        the
(70)              Company and the Bank                           V.I.P. Dist.

Gordon A. Burgess Director of    1,015   (*)       36,164 1.57%  President,
                 the
(67)              Company and the Bank                           Tangipahoa
                                                                 Parish
                                                                 Council

Lionel J. Favret, Director of      571   (*)       31,656 1.38%  Retired
Sr.               the
(89)              Company and the Bank

Leland L. Landry  Director of    3,800 2.12%        2,387   (*) President,
                 the
(74)              Company and the Bank                           Landry
                                                             Realty

Edward J. Soniat  Director of    9,495 5.30%       249,448 10.83% President,
                 the
(88)              Company and the Bank                           Blaise
                  and Secretary of the                           Parking
                  Company                                        Enterprise
                                                                 Corp.

                                                                  Principal
                                                                  Occupation
                                                                  For
                      Company Stock Beneficially Owned            Last Five
                                                                  Years
                              Common               Preferred      If Not With
                                                                  The
Name (Age)       Position      Number Percent   Number Percent    Company
                Held
Non-Director Executive
Officers

Peggy L.         Treasurer of      50   (*)      2,772   (*)      N/A
Schaefer
(49)             the Company and Senior
                 Vice President, and Chief
                 Financial Officer of the
                Bank

All Directors & Executive    112,710 62.92%      547,282 23.77%
Officers
as a group (8 persons)


        (*) Represents less than 1% of the shares outstanding.

   (1) Includes 47 common shares and 2,661 preferred shares owned by Director Comiskey's spouse.
   (2) Includes 2,525 common shares and 9,213 preferred shares owned by Director Schonacher's spouse.

     Directors of the Company each serve for a term of one year.
     Messrs. Scott, Comiskey, Favret, and Soniat have served as directors since 1981. Messrs. Burgess, Landry, and Schonacher have served as directors since 1988. Mr. Scott has served as Chairman of the Board of the Company since 1981. Mr. Soniat has served in his capacity as Secretary of the Company since 1988. Ms. Schaefer has served in her capacity as Treasurer of the Company since 1988 and as a Bank officer since 1983.
     No family relationships exist among the current directors or executive officers of the Company or the Bank, and, except for service as directors of the Company, no director of the Company is a director of any other company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(b) of that act or any company registered as an investment company under the Investment Company Act of 1940.
     The Company does not have standing nominating, or compensation committees of the Board of Directors, or committees performing similar functions. In lieu thereof, the Board of Directors as a group performs the foregoing functions.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of December 31, 2000, the following persons were known to be the beneficial owners of more than 5% of the Company's stock.

Name & Address Of  Title Of    Amount Beneficially     Percent
Beneficial Owners  Class       Owned                   Of Class
G. Harrison Scott  Common                58,480         32.64%
55481 Hwy. 433     Preferred            104,798          4.55%
Slidell, LA  70461

James A. Comiskey  Common                36,559 (1)    20.41%
1100 City Park     Preferred            101,520          4.41%
Ave.
New Orleans, LA
70119

Edward J. Soniat   Common                 9,495          5.30%
49 Oriole Street   Preferred            249,448         10.83%
New Orleans, LA
70124

  (1) Includes 47 common shares and 2,661 preferred shares owned by Director Comiskey's spouse.


             COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The Company pays no salaries or other compensation to its directors and executive officers. The Bank pays each director, other than Messrs. Scott and Comiskey, an honorarium for attending each meeting of the Board of Directors, and each meeting of the Bank's Audit and Finance Committee and Executive Committee, in the amount of $400, $300, and $300, respectively.
     From October 1, 1990, through June 30, 1992, the director-recipients loaned these honorariums to the Company. The total amount loaned to the Company since October 1, 1990, and as of December 31, 2000, was $545,652, including accrued and unpaid interest at the rate of 10% per annum. At this time, there is no maturity date on these loans.

     The following table sets forth compensation for the Bank's executive officers for the calendar years 2000, 1999, and 1998:

                         Annual Compensation


                                    Other
                                    Annual        All Other
Name and Principal  Year    Salary  Compensation  Compensation
Position                        ($)        ($)       ($)

G. Harrison Scott,    2000   89,800      41,000      19,494
Chairman of the       1999   93,254      41,000      19,494
Board                 1998   89,800      20,500      19,494

James A. Comiskey,    2000   89,800      41,000      19,000
President             1999   93,254      41,000      19,000
                      1998   89,800      20,500      19,000


     In addition to the cash compensation shown in the foregoing table, the Bank provides an automobile and certain club memberships for Messrs. Scott and Comiskey. The Bank also provides life insurance policies for Messrs. Scott and Comiskey. Upon the death of the insured, the Company is entitled to receive, from the death proceeds, all of the premiums it has paid for such policy, but in no event more than $150,000 per man, with the remaining death benefit being paid to the named beneficiary. The Bank has also provided Messrs. Scott and Comiskey with life insurance policies in which
each is entitled to name their own respective beneficiaries.   The cost of
these benefits borne by the Bank in 2000 were $19,494 for Mr. Scott's policy and $19,000 for Mr. Comiskey's policy as reflected in the "All Other Compensation" column in the foregoing table.


COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY AND THE BANK

     During fiscal year 2000, the Board of Directors of the Company held a total of 5 meetings, and the Board of Directors of the Bank held a total of
12 meetings. Each director attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which such director served. Neither the Board of Directors of the Company nor the
Bank has a standing compensation committee or committee performing similar functions. In lieu thereof, the Board of Directors as a group performs the foregoing function.
     The Board of Directors of the Bank has an Audit and Finance Committee. This committee also serves as the Audit and Finance Committee for the
Company.  It is a five-member body consisting of three permanent members and two rotating members.
The permanent members are Messrs. Favret  (chairman), Landry, and Soniat.
The two rotating members are Messrs. Burgess, and Schonacher.
     By its charter, this committee meets monthly on the first Tuesday of the month. The Audit and Finance Committee reviews information from management; reviews financial and delinquency reports; reviews the work performed by the Bank's internal auditor and by the independent certified public accountant firm. In addition this committee also reviews capital expenditures in excess of $5,000; analyzes the Loan Loss Reserve adequacy; and approves charge offs. The Audit and Finance
Committee met 12 times in 2000.
     The Audit and Finance Committee discloses     the following:
       1. They have reviewed and discussed the audited financial statements with management, and with the independent auditors.
       2. They have received a letter and written disclosure from the independent auditors, and have discussed the independence of the auditors.
       3. They have recommended to the Board of Directors that the financial statements prepared by the independent auditors be included in the Annual Report.

     The Bank also has an Executive Committee consisting of five permanent members and two rotating members. The permanent members of the Executive Committee in 2000 were Messrs. Scott (chairman), Comiskey, Favret, Soniat, and Burgess, and the rotating members were selected from Messrs. Landry, and Schonacher. The Executive Committee formulates policy matters for determination by the Board of Directors and reviews financial reports, loan reports, new business, and other real estate owned information. The Executive Committee met 26 times in 2000.


                           CERTAIN TRANSACTIONS

     The Bank makes loans in the ordinary course of business to its directors and executive officers, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features.
     The aggregate amount borrowed by all officers, directors, and their associates totaled $817,717 at December 31, 2000 and the highest aggregate amount borrowed during the year totaled $1,449,672. These aggregate amounts represented 10.77% and 19.09% of the total capital of the Bank, respectively.
     On September 30, 1991, the Bank purchased a four-story building located at 300 St. Charles Avenue from the RTC for a price of $402,500.
The building serves as the Bank's main office. The purchase was financed by a loan from Mr. Soniat to the Company, which in turn sold the building to the Bank. As of December 31, 2000, there was a balance of $62, 073 in principal and accrued but unpaid interest on the loan, which bears interest at the rate of 13.50% per annum. The loan matured on September 30, 1996, however, Mr. Soniat agreed to renew this loan at the same interest rate and repayment schedule, on a month-to-month basis, which unless changed, would fully amortize such loan on September 30, 2006.
     The Bank leases office space from Severn South Partnership and Tammany Mall Partnership. The general partners of these Partnerships are majority shareholders in BOL BANCSHARES, INC. Rent paid to Severn South Partnership for the years ended December 31, 2000, 1999 and 1998 totaled $478,970, $490,244, and $479,388 respectively. An annual rent of $74,400 was paid to Tammany Mall Partnership for the years ended December 31, 2000, 1999 and 1998.

                               PROPOSAL TWO

                  AMENDMENT TO ARTICLES OF INCORPORATION

     The Board has unanimously approved and recommended that the shareholders of BOL Bancshares approve an amendment to BOL Bancshares' Articles of Incorporation.

     NOTICE IS FURTHER GIVEN that the shareholders will be called upon to ratify a resolution by the Board of Directors of BOL Bancshares, Inc. to amend the Articles of Incorporation to include the following provision, to be added to Article Nine of the present Articles of Incorporation, and designated as Section I thereof:

     The Articles of Incorporation of this corporation shall and do hereby include a provision eliminating or limiting the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision shall not eliminate or limit the liability of a director or officer (a) for any breach of the director's or officer's duty of loyalty to the corporation or its shareholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (c) for liability under R.S. 12:92(D); or (d) for any transaction from which the director or officer derived an improper personal benefit.

      The purpose of the ratification is to conform with present Louisiana law regarding the liability of officers and directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO ELIMINATE OR LIMIT THE PERSONAL LIABILITY OF A DIRECTOR OR OFFICER.


             RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     LaPorte, Sehrt, Romig and Hand, Certified Public Accountants perform all audit services for the Company and the subsidiary. The same firm will be retained to perform audit services in 2001.
     A representative from LaPorte, Sehrt, Romig and Hand is expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and is expected to be available to respond to appropriate questions from shareholders.


                           STOCKHOLDER PROPOSALS

     Any shareholder who wishes to submit a proposal to be considered at the next annual meeting of shareholders must submit that proposal to the Board of Directors at least 120 days before the mailing date for proxy solicitation material, i.e., November 10, 2001.


                                 FORM 10-K

     A copy of the Company's Annual Report filed with the Securities and Exchange Commission will be furnished without charge by contacting BOL BANCSHARES, INC. 300 St. Charles Avenue, New Orleans, LA 70130; Attention Accounting Department. (504-889-9465)

               NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                                    Of
                           BOL BANCSHARES, INC.
               300 St. Charles Avenue, New Orleans, LA 70130

     Notice is hereby given that the annual meeting of shareholders of common stock of BOL Bancshares, Inc. will be held on the 4th Floor, 300 St. Charles Avenue, New Orleans, LA. on Tuesday, April 10, 2001 at 3:00 p.m. for (1.) the election of Directors to serve for the ensuing year, (2.) to approve an amendment to BOL Bancshares, Inc. Articles of Incorporation to include a provision to eliminate or limit the personal liability of a director or officer, and (3.) to transact such other business as may properly come before the meeting.
     Please sign and return the Proxy Statement on the reverse hereof whether or not you plan to attend the meeting. Should you actually attend, you may withdraw the Proxy and vote in person.
     This Proxy is being solicited in behalf of the Board of Directors and the cost thereof is to be paid by the Corporation.

                              /s/ Peggy L. Schaefer
                                  Peggy L. Schaefer
                                  Treasurer
                                  March 9, 2001
(Continued and to be signed on the other side)

PROXY        PROXY SOLICITED BY THE BOARD OF DIRECTORS OF BOL BANCSHARES,INC.

I, the undersigned shareholder of BOL Bancshares, Inc., New Orleans, Louisiana, do hereby nominate, constitute and appoint G. Harrison Scott and James A. Comiskey, or either of them, as my agent and attorney-in-fact with power of substitution to vote for me in my name, place and stead all of the votes I would be entitled to vote, if I were personally present at the meeting in the main banking office in New Orleans on Tuesday, April 10, 2001 at 3:00 p.m. or any adjournment thereof and granting to my said agent and attorney-in-fact full discretion in the premises. Further, I retain the right to revoke, in writing, or in person at anytime prior to the execution thereof.

  1.   The election of seven (7) Directors as set forth below,

For All Nominees Listed Below [ ]  Withhold Authority [ ] Abstain [ ]

(Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

NOMINEES FOR DIRECTOR: G. Harrison Scott, James A. Comiskey, Douglas A. Schonacher, Gordon A. Burgess, Lionel J. Favret, Sr., Leland L. Landry and Edward J. Soniat.

  2. The approval of a proposed amendment to the Articles of Incorporation to include a provision to eliminate or limit the personal liability of a director or officer.

       FOR [ ]     Against [ ]     Abstain [ ]

  3.   Any other matters which may properly come before said meeting.

                                   __________________________
                                   Signature

                                   __________  ________________
                                   Date        Number of Shares